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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: November 8, 2002
              Date of Earliest Event Reported: October 25, 2002


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5.    Other Events


On November 8, 2002, the Securities and Exchange Commission declared effective The Pep Boys - Manny, Moe & Jack's (the "Company") registration statement on Form S-3 registering the resale of $150,000,000 principal amount of 4.25% convertible senior notes due June 1, 2007 (the "Notes") and the common stock issuable upon conversion of the Notes. The Notes were originally issued on May 21, 2002 in private transactions to qualified institutional buyers.

On October 28, 2002, the United States District Court for the Eastern District of New York ordered a stipulation of dismissal with prejudice of all claims asserted by the plaintiffs against the Company in the action entitled "Coalition for a Level Playing Field, L.L.C., et al v. AutoZone, Inc., et al." After vigorously defending this action, the Company, in recognition of the costs and burdens of further litigation, agreed to a settlement of the action, although it continues to deny liability on all claims asserted therein. The payment to be made by the Company in connection with the settlement is not material to the Company's financial position or the result of its operations.

The Company's California subsidiary is a defendant in a consolidated action entitled "Dubrow et al vs. The Pep Boys - Manny Moe & Jack" that is pending in the California Superior Court in Orange County. Plaintiffs are former and current store management employees who claim that they were improperly classified as exempt from the overtime provisions of California law and seek to be compensated for all overtime hours worked. Plaintiffs filed a Motion to certify the case as a class action to represent all persons employed in California as salaried store managers, assistant store managers, service managers and assistant service mangers since March 29, 1996. On October 25, 2002, plaintiffs' Motion to certify the case as a class action was granted.
The Company is seeking expedited relief from the Court of Appeals to vacate the class certification order. No trial date has been set for the underlying case. The Company intends to vigorously defend this action and believes that it is not material to the Company's financial position. An adverse outcome in this action, however, may have a material adverse effect on the Company's results of operations for the year in which a judgment, if any, is rendered.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  November 8, 2002

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